AS OF 4/26/2013

Exhibit 10.1

FORM OF INDEMNIFICATION AGREEMENT

RTI International Metal, Inc. has entered into an Indemnification Agreement in the form attached with each of the individuals listed below, effective as of the date set forth opposite such individual’s name.

Name and Title	Date
Daniel I. Booker, Director	May 6, 2005

Ronald L. Gallatin, Director	May 6, 2005

Robert M. Hernandez, Director	May 6, 2005

Edith E. Holiday, Director	May 6, 2005

Jerry Howard, Director	April 26, 2013

Bryan T. Moss, Director	June 1, 2008

Rokus L. van Iperen, Director	July 28, 2011

Mario Longhi, Director	April 26, 2013

James A. Williams, Director	August 7, 2005

Dawne S. Hickton, Vice Chair, President & Chief Executive Officer and Director	May 6, 2005

William T. Hull, Senior Vice President & Chief Financial Officer	November 9, 2005

James L. McCarley, Executive Vice President – Operations	May 17, 2010

Patricia A. O’Connell, Executive Vice President – Commercial	February 21, 2013

William F. Strome, Senior Vice President – Finance & Administration	November 19, 2007

Chad Whalen, General Counsel & Senior Vice President – Government Relations	February 19, 2007

Loretta L. Benec, Assistant General Counsel & Secretary	April 26, 2013